Vectren Corporation Investor Day New York, NY March 16, 2015

2 Agenda  10:00 AM Welcoming Remarks Robert Goocher  10:05 AM CEO Remarks Carl Chapman  10:15 AM Financial Overview Susan Hardwick  10:25 AM Regulatory Review Ron Christian  10:35 AM Utility Infrastructure Programs Rick Schach  10:50 AM *Q&A – Corporate & Utility Chapman/Hardwick/Christian/Schach  11:00 AM Energy Services Greg Collins  11:25 AM Infrastructure Services Doug Banning  11:55 AM Closing Remarks Carl Chapman  12:00 PM *Q&A Panel All  12:15 PM Lunch *Facilitated by Robert Goocher

3 Attendees from Vectren Carl Chapman Chairman, President and CEO  Jerry Benkert Exec. VP and Chief Administrative Officer Ron Christian Exec. VP and Chief Legal & External Affairs Officer  Susan Hardwick Senior VP and CFO Rick Schach Senior VP, Utility Operations and President, VUHI Doug Banning President, Vectren Infrastructure Services  Greg Collins President, Vectren Energy Services  Liz Witte VP, Planning and Corporate Development Robert Goocher Treasurer and VP - Investor Relations  Aaron Musgrave Director, Investor Relations

4 Forward-Looking Statements All statements other than statements of historical fact are forward-looking statements made in good faith by the company and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are based on management’s beliefs, as well as assumptions made by and information currently available to management and include such words as “believe”, “anticipate”, ”endeavor”, “estimate”, “expect”, “objective”, “projection”, “forecast”, “goal”, “likely”, and similar expressions intended to identify forward-looking statements. Vectren cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond Vectren’s ability to control or estimate precisely and actual results could differ materially from those contained in this document. Forward-looking statements speak only as of the date on which our statement is made, and we assume no duty to update them. More detailed information about these factors is set forth in Vectren’s filings with the Securities and Exchange Commission, including Vectren’s 2014 annual report on Form 10-K filed on February 17, 2015. Robert L. Goocher, Treasurer and VP – Investor Relations rgoocher@vectren.com 812-491-4080

Presenter Bios

6 Carl L. Chapman Chairman, President and Chief Executive Officer  Carl was named president and chief executive officer of Vectren Corporation in June 2010 and assumed the chairman of the board title in May 2011. Prior to his current position, Carl served as president and chief operating officer. He has served in various other leadership roles at the company including executive vice president and president of Vectren Enterprises, Vectren’s holding company for its nonutility subsidiaries and affiliates. He began his career in the energy industry in 1985 with predecessor company Indiana Gas/Indiana Energy where he served in a number of roles including chief financial officer.  Chapman received a bachelor’s degree in accounting, graduating summa cum laude from Ball State University in 1977. He began his career with Arthur Andersen, remaining there until joining Indiana Gas.  He serves on the board of directors for the American Gas Association, Edison Electric Institute, Indiana Energy Association, Central Indiana Community Partnership, and its affiliate Energy Systems Network, and the board of advisors for the University of Southern Indiana Business School. He is a member of the Evansville Regional Business Committee and the Southwest Indiana Business Leaders Roundtable on Early Childhood.  Chapman and his wife of 35 years reside in Newburgh, Indiana. They have two married sons and one grandson, with two more grandchildren on the way.

7 M. Susan Hardwick Senior Vice President and Chief Financial Officer  Susan was named senior vice president and chief financial officer of Vectren Corporation effective June 1, 2014. Prior to that and since March 31, 2000, she served as vice president, controller and assistant treasurer of Vectren.  Prior to joining Vectren, Hardwick’s most recent experience was with Cinergy Corporation, a utility holding company now a part of Duke Energy, in numerous financial roles, including assistant corporate controller. Hardwick also has extensive public accounting experience and has spent the majority of her career involved in the regulated utility industry.  Hardwick received a B.S. in accounting from Indiana University and is a certified public accountant.  She is currently the financial expert on the Board of St. Mary’s Medical Center, chairs the finance committee and serves on joint audit committee of St. Mary’s/St. Vincent’s Health. She serves on the Board of Fifth Third Bank (Southern Indiana) and also serves on numerous community non-profit boards, including the Evansville Museum and Evansville Zoological Society. Finally, she has held numerous leadership and committee roles in the American Gas Association and the Edison Electric Institute.  Hardwick, an Indiana native, resides in Newburgh, Indiana.

8 Ronald (Ron) E. Christian Executive Vice President and Chief Legal & External Affairs Officer, Vectren Corporation  Ron is the Executive Vice President, Chief Legal and External Affairs Officer of Vectren Corporation. Ron has been a member of the company’s senior management since the inception of operations in April of 2000.  In his current role, Ron is responsible for several areas of the company, including corporate audit and compliance, regulatory, gas supply, government affairs, legal, environmental, corporate and community sustainability, the company’s foundation and external relations, which is executed through the three presidents of the company’s utility businesses.  Ron has over thirty years experience in the industry, including serving as general counsel for two other public utilities, one of which was Indiana Energy, a predecessor company, and prior to that serving as a partner practicing energy law in a large Midwestern law firm.  Christian holds a Bachelor of Arts degree from the University of Evansville and a law degree from the University of Louisville.  He is active in the American Gas Association, the Edison Electric Institute and the Indiana Energy Association, is a member of the board and executive committee for the Indiana State Chamber of Commerce, and is chair of the board of the Indiana Legal Foundation.  Ron and his family reside in Evansville, Indiana.

9 Eric (Rick) J. Schach Senior Vice President, Utility Operations and President, VUHI  Rick was named senior vice president of utility operations and president of Vectren Utility Holdings, Inc. (VUHI) in June 2014. Prior to his current role, Rick has served as vice president of energy delivery and as chief information officer at Vectren. Schach joined Indiana Energy, a Vectren predecessor company, in January 1994 as the director of application development.  His professional career began with the IBM Corporation in Indianapolis, Ind., where he worked for 10 years. Throughout his tenure with IBM, he held a variety of marketing, consulting and client positions with his focus being primarily on the energy industry.  A native of Crown Point, Ind., Schach received his bachelor’s degree from Indiana University.  Schach currently holds board positions at the Vincennes University board of trustees, Signature School of Evansville and the Economic Development Coalition of Southwestern Indiana. Schach is also active in the American Gas Association and the Indiana Energy Association.  He and his wife reside in Evansville, Indiana, and have three children.

10 Gregory (Greg) F. Collins President, Vectren Energy Services  Greg is President of Vectren Energy Services (VESCO), a leading energy services provider. VESCO, through its subsidiary Energy Systems Group (ESG), specializes in energy efficiency, sustainability, and infrastructure improvement solutions in the government, education, healthcare, commercial, and industrial sectors. ESG has also built a strong resume in the waste-to- energy, distributed generation, and renewable energy sectors.  Before leading VESCO, Greg served as the president of Vectren Source, which was a retail natural gas supplier subsidiary of Vectren.  Greg brings more than 20 years of experience in the energy industry having served in executive positions at PSI Energy (now part of Duke Energy), PG&E Energy Services and Pepco Energy Services prior to joining Vectren. Greg also was a partner in the management consulting firm Barakat & Chamberlin, managing the Strategic Market Planning practice.  Earlier in his career, Greg spent 10 years in the consumer electronics and personal computer business at Texas Instruments.  Greg holds a Bachelor of Science degree in biology from Tulane University and completed graduate work at the Texas Tech University Graduate School of Business.  He and his wife reside in Newburgh, Indiana.

11 Douglas (Doug) S. Banning President, Vectren Infrastructure Services  Doug is President of Vectren Infrastructure Services (VISCO), whose subsidiaries are two of the nation’s premier natural gas distribution, transmission pipeline and utility contractors. They provide a comprehensive range of pipeline contracting and rehabilitation services for natural gas, oil, water and wastewater pipelines. VISCO has over 3,000 employees in 23 states and 28 office locations across the country, with its corporate headquarters located in Indianapolis, Indiana.  Doug brings more than 25 years of experience in the construction industry having served in various positions within Miller Pipeline including cost accountant, controller and executive vice president. Mentored by the company's founders, Banning gained knowledge of the inner workings of the organization and oversaw several acquisitions. In 1998, Banning became the company’s chief financial officer, and in 2003 he became CEO of Miller Pipeline.  He serves as a board member for the State Bank of Lizton, and serves on the board of directors for the Indianapolis Chamber of Commerce. He is involved in the Distribution Contractors Association in various roles. Doug also serves as a management trustee for Indiana Laborers Health and Welfare Fund.  Banning holds a Bachelor of Science degree in Accounting and Management Information Systems from the University of North Alabama where he attended on a golf scholarship.  He resides with his family in Sheridan, Indiana.

Vectren Overview – CEO Perspective Carl Chapman – Chairman, President and CEO

Vectren in 2015 & Beyond – Infrastructure Opportunities Leading the Way

- Over the last four years, Vectren has developed a utility growth strategy focused on gas system investment and narrowed its nonutility business mix
  - Driven by a goal to achieve higher earnings growth, lower risk, and a simplified structure
- Utility business remains Vectren's core, and the key driver of consistent earnings growth
- Utility and nonutility growth driven by heavy infrastructure investments; nonutility growth also driven by efficiency projects



Milestones
Acquire Infrastructure Services (Minnesota Ltd) March 2011
Exit Retail Gas Marketing (Vectren Source) December 2011
Exit Wholesale Gas Marketing (ProLiance) June 2013
Ohio Infrastructure 5-Year Investment Plan Approved (Gas) February 2014
Acquire Energy Services (Chevron ES - federal sector) April 2014
Indiana Infrastructure 7-Year Investment Plan Approved (Gas) August 2014
Exit Coal Mining (Vectren Fuels) August 2014

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Vectren's Compelling Business Mix



Vectren Utility
Indiana - Vectren North (Gas) 574,000 Customers
Indiana - Vectren South (Electric) 143,000 Customers
Indiana - Vectren South (Gas) 110,000 Customers
Vectren Ohio (Gas) 313,000 Customers
~1.1 million total utility customers
Constructive regulation/ legislation in IN & OH
Vectren Nonutility
Infrastructure Services
Distribution & Transmission Pipeline Construction
Energy Services
Performance Contracting & Sustainable Infrastructure Projects
Vectren's Earnings Profile
Current
Nonutility ~20%
Utility ~80%
Utility Current
Gas: ~45%
Electric: ~55%
Utility by 2019
Gas: ~65%
Electric: ~35%

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15 Strategies to Achieve Financial Goals Utility  Execute investment & cost control strategies to achieve utility earnings growth target • Gas system infrastructure investment to drive consistent earnings growth, while enhancing reliability and public safety – Expect approx. 9% gas rate base growth over the next 5 years • Earn allowed return overall (~10.3% in 2015) – Current returns on large % of new infrastructure investments as provided in IN & OH legislation/regulation – Full gas and partial electric utility lost margin recovery mechanisms in place in all territories – Aggressively manage costs through performance management & strategic sourcing • Electric rate base managed to ~flat over the next 5 years to mitigate customer bill impacts Nonutility  With commodity business divestitures and key acquisitions completed from 2011-2014, organic growth now expected to be the principal driver of overall annual earnings growth • Infrastructure Services growth could include smaller tuck-in acquisitions; key: people/geography • Energy Services’ platform for energy performance contracting and sustainable infrastructure growth now in place with acquisition of Chevron’s federal business unit

16 Summary of Updated Financial Targets Originally Shared November 2014 Current Previous Annual total shareholder return* 9-11% 8-10% Consolidated earnings growth 5-7% 4-5% Consolidated payout ratio 60% 65% Long-term dividend growth ** n/a Annualized dividend $1.52/share $1.44/share Utility earnings growth 4-6% 3% Utility payout ratio 70% 75% Nonutility earnings growth 12-15% 10% * Defined as earnings growth plus dividend yield ** Annual dividend growth rate will align with consolidated earnings growth rate and dividend payout target

17 Long Dividend Record Continues Executing on Strategy Gives Confidence for Bright Future Growing EPS and Declining Payout Ratio Positioned Vectren to Significantly Increase the Dividend Growth Rate * Excluding ProLiance in 2013 - year of disposition ** Excluding Coal Mining in 2014 - year of disposition ***2015E dividend represents annualized Dec. 1, 2014 dividend  Since 2010, Vectren has consistently met earnings guidance, focusing on consistent earnings growth, lowering the payout ratio, and narrowing our nonutility business mix  Executing on our plan and confidence in our future strategy enabled us to increase the annualized dividend by $0.08 per share (5.6%) on Dec. 1, 2014 vs. more recent increases of $0.02 per share  Strong future dividend growth will align with consolidated earnings growth & target dividend payout $1.65 $1.73 $1.94 $2.12 $2.28 $2.47 $1.37 $1.39 $1.41 $1.43 $1.46 $1.52 83% 80% 72% 67% 64% 62% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 $3.25 $3.50 2010 2011 2012 2013 * 2014 ** 2015E*** P a yo u t Rat io P er S h a re EPS Dividend Payout Midpoint

18 Excellent Shareholder Returns  Vectren’s achievement of consistent earnings growth over the last five years has driven excellent annual shareholder returns  We believe our strategy of focusing on our core, premier utility business and narrowed, higher quality nonutility business mix will continue to drive strong long-term returns going forward  Higher annual total shareholder return (TSR) target of 9-11% • Annual dividend growth aligned with 5-7% consolidated earnings growth target and 60% payout target Total Annualized Shareholder Returns as of February 27, 2015 20% 20% 19% 10% 1-Year 3-Year 5-Year 10-Year VVC 20% 18% 15% 15% VVC S&P 500 DJIA Peer Group 3-Year 19% 16% 15% 16% VVC S&P 500 DJIA Peer Group 5-Year

Vectren Financial Overview Susan Hardwick – Senior VP and CFO

20 2014 Marks Another Successful Year Vectren’s EPS Growth Continues; Guidance Expectations Met Again  Consolidated Results* • Strong close to the year – 2014 EPS of $2.28, in line with guidance and up 7.5% vs. 2013 EPS of $2.12 • Consistent earnings growth trend continues, anchored by solid Utility results  Utility Group • Achieved earnings of $1.80 per share, an increase of 4.7% over 2013 earnings of $1.72 per share • Earned near the allowed return again in 2014 • Orders received in 2014 in Indiana and Ohio on gas infrastructure filings established the framework for long-term recovery of our gas utilities’ capital investments • Vectren’s electric utility named Top Ranked Midsize Utility in the nation for electric reliability  Nonutility Group • Infrastructure Services continues to experience strong demand for its construction services • On April 1st, Energy Systems Group (ESG) acquired the federal sector energy services unit of Chevron Energy Solutions (CES), greatly enhancing our ability to compete for federal projects • Completed sale of the Coal Mining business in August  Increased Vectren’s long-term growth rates in November 2014  Annualized dividend increase of $0.08/shr (5.6%) on December 1, 2014 • 55th straight year of increases * Results’ discussions exclude Coal Mining in 2014 and ProLiance in 2013 – the years of disposition

21 2015 Consolidated Guidance Affirmed Consistent Earnings Growth to Continue  2015 Consolidated EPS Guidance of $2.40-$2.55 per share affirmed • Utility midpoint of $1.90 per share • Nonutility updated midpoint of $0.58 per share  Vectren’s demonstrated record of consistent earnings growth is expected to continue • Increased consolidated earnings growth target of 5-7% driven by our core utility business – Annual dividend growth aligned with earnings growth and 60% payout target • Strong credit ratings of A- / A2 at S&P / Moody’s  Premier utility franchise with demonstrated ability to earn allowed returns • Earnings growth of 4-6% to be driven by timely recovery of significant gas infrastructure investments • Operations in Indiana (gas/electric) & Ohio (gas) – constructive states for utility legislation/regulation  Nonutility businesses: higher quality mix, infrastructure & energy efficiency driven $1.65 $1.73 $1.94 $2.12 $2.28 $2.47 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 2010 2011 2012 2013* 2014** 2015E Vectren Earnings Per Share Midpoint * Excluding ProLiance in 2013 - year of disposition ** Excluding Coal Mining in 2014 - year of disposition

22 2015 Consolidated EPS Guidance Expecting $2.40 to $2.55 per share VESCO VISCO Utility D&A Utility Interest Utility O&M - Incentive Comp. 2014 $2.28* 2015E Midpoint $2.47 Utility $1.80 Nonutility & Corp. $0.48* Nonutility & Corp. $0.57 Utility $1.90 *Excludes Coal Mining - year of disposition Note: Bar graph by driver is not to scale Utility Infrastructure Margin  A significant majority of the expected increase in Vectren’s earnings will come in the 2nd half of ‘15 • Q1 2014 EPS of $0.63 (excl. Coal Mining) vs. Q1 2015 First Call consensus of $0.74 per share • Returns on utility infrastructure investments made in the 1st half of 2014 began in January 2015, and returns on 2nd half 2014 investments (majority of cap ex spend) expected to begin mid-year 2015; impact of regulatory mechanisms grows as cap ex grows • Majority of VESCO’s expected improvement in orders in 2015 should occur in 2nd half of year, while VISCO’s expected improvement should be more ratable throughout the year

23 Utility Financial Outlook  2015 utility EPS guidance midpt. of $1.90 per share, up 5.6% from 2014 EPS of $1.80 • Earnings growth driven by return on investment in new gas infrastructure • Control operating costs as culture of performance management builds • Though no indications yet, potential for some oil price-related impacts – primarily electric (e.g., ethanol plants) Key Long-Term Growth Driver  Infrastructure investments – expect to invest about $1.9 billion in next 5 years, primarily related to the gas business where plans are filed and orders are in place $1.53 $1.50 $1.68 $1.72 $1.80 $1.90 $1.30 $1.40 $1.50 $1.60 $1.70 $1.80 $1.90 $2.00 $2.10 2010 2011 2012 2013 2014 2015E Utility Earnings Per Share Midpoint ’10-’13 CAGR: 4.0% ’13-’15E CAGR: 5.1% Goal: 4-6% Utility Earnings Growth

24 Utility – Rate Base & Sources of Funding Faster Gas Rate Base Growth with Continuing Opportunity to Earn At or Near Overall Allowed Return via Recovery Mechanisms and Cost Control Rate Base Growth Overall: 4.5% Gas(1): 9% Electric(2): Flat $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 2014A 2015E 2016E 2017E 2018E 2019E Utility Rate Base Gas Electric * Utility Shared Assets In millions * Includes ~ $125M (on avg.) of FERC electric transmission assets Overall Utility allowed ROE of ~10.3% (1) Gas rate base growth attributable to infrastructure investments under approved regulatory mechanisms (2) Electric rate base is being managed to approximately flat over the next five years to mitigate customer bill impacts  Growth in rate base over the next five years funded with significant internal cash flow generation; incremental external debt financing of ~$400-500 million and available cash flow from nonutility businesses of ~$100-200 million to cover remainder of the spend • No planned public equity offerings; ~$30 million of dividend reinvestment plan proceeds

25 Nonutility Financial Outlook  2015 updated EPS guidance midpt. of $0.58 per share, up from $0.47 per share in 2014, excluding Coal Mining results • Expect VISCO to contribute EPS of approx. $0.57 per share in 2015 (guidance midpoint) vs. $0.52 per share in 2014 – No significant impact on VISCO’s operations to date from lower oil & natural gas prices ▪ If prices don’t rebound in 2015, there could be some impact in 2016 ▪ However, VISCO’s revenue profile is low-risk with heavy focus on infrastructure repair & replacement • Expect VESCO to contribute EPS of approx. $0.01 per share in 2015 (new guidance midpoint) vs. a loss of $(0.04) per share in 2014 – VESCO’s sales funnel has continued to grow in 2015, and now stands at over $400 million ▪ Two large projects where VESCO has been awarded the work have doubled in size, to ~$100 million • While an overall positive for the business, the increased scope of these two projects alone equates to a longer pre-construction phase and thus less revenue recognition in ‘15 than had been expected  Targeting nonutility earnings growth of 12-15% (2014 base yr.), increased from 10% • Expect EPS contribution from VISCO to grow $0.05-0.07 per share annually from 2015 results • Expect EPS contribution from VESCO to grow $0.03-0.05 per share annually from 2015 results  Roughly $50-60 million per year of VISCO cap ex expected; cap ex of less than $5 million per year expected for VESCO

26 Track Record for Consistent Earnings and Dividend Growth Continues Growing EPS, Declining Payout Ratio and Nonutility Business Exits… * Excluding ProLiance in 2013 - year of disposition ** Excluding Coal Mining in 2014 - year of disposition ***2015E dividend represents annualized Dec. 1, 2014 dividend $1.65 $1.73 $1.94 $2.12 $2.28 $2.47 $1.37 $1.39 $1.41 $1.43 $1.46 $1.52 83% 80% 72% 67% 64% 62% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 $3.25 $3.50 2010 2011 2012 2013* 2014** 2015E*** P a yo u t Rat io P er S h a re EPS Dividend Payout EPS Midpoint …have Set the Stage for Consistent, Strong Future Earnings & Dividend Growth Long-Term Targets Current Previous Annual total shareholder return* 9-11% 8-10% Consolidated earnings growth 5-7% 4-5% Consolidated payout ratio 60% 65% Dividend growth ** n/a Utility earnings growth 4-6% 3% Utility payout ratio 70% 75% N nutility arnings growth 12-15% 10% * Defined as earnings growth plus dividend yield ** Annual dividend growth rate will align with consolidated earnings growth rate and dividend payout target  Executing on Strategy Leads to Growing Track Record, Bright Future  Approvals in place for gas utility infrastructure investments and framework for current recovery  Also gas decoupling (IN), straight-fixed variable rate design (OH), and electric lost margin recovery (IN) Focus on limiting operating cost increases through culture of performance management Strategic investments in VISCO & VESCO complemented by exits of gas marketing & coal mining

Vectren Regulatory Review Ron Christian – Exec. VP and Chief Legal & External Affairs Officer

28 Vectren Energy Delivery of Indiana – North (gas only) Vectren Energy Delivery of Indiana – South (gas & electric) Vectren Energy Delivery of Ohio (gas only) Very Constructive States for Utility Operations  Legislative support for investment by utilities has been strong in each state • IN Senate Bill 251 (federal mandates) • IN Senate Bill 560 (infrastructure) • IN Senate Bill 29 (clean coal) • OH House Bill 95 (gas infrastructure and other cap ex)  Partner with Indiana Energy Association and Ohio Gas Association to align utility interests in legislative pursuits  Commissions provide constructive regulation in Indiana and Ohio • IN Commission – Strong (S&P); Constructive (Baird); Above Avg. (SNL) • OH Commission – Strong (S&P); Generally Constructive (Baird); Avg (SNL) OH IN

29 Vectren’s Top Tier Regulatory Framework Earnings stability and growth opportunities supported by regulatory mechanisms in Indiana and Ohio, outside of base rate cases  Both states encourage infrastructure investment within the state  Mechanisms in place to help insulate utilities from the financial impact of cost variability and customer usage decreases Electric IN-South IN-North Ohio IN-South Infrastructure Replacement Recovery Under SB 560   Recovery of Federal Mandates Under SB 251    Infrastructure Environmental CapEx Recovery Under SB 29  Infrastructure Replacement Recovery Under DRR*  Non-DRR* CapEx Deferral Under House Bill 95  Straight Fixed Variable Rate Design  Margin Decoupling or Lost Margin Recovery    Normal Temperature Adjustment   Gas Cost and Fuel Cost Recovery     Unaccounted for Gas    Costs Bad Debt Expense  Bad Debt Related to Gas Costs   Demand Side Management/Energy Efficiency Costs     MISO Transmission Costs  *DRR: Distribution Replacement Rider Gas

30 Recent Regulatory and Legislative Highlights  Gas system infrastructure replacement • Commission-approved cost recovery in place for significant capital investments – In Indiana, ~$900 million over 7 years (cap ex thru 2020) – In Ohio, ~$200 million over 5 years (cap ex thru 2017)  Rate design • Gas decoupling in Indiana - settlement filed March 2015 extending decoupling in Indiana through 2020 – Extension continues Vectren-led conservation programs within state • Straight-fixed variable rate design in place in Ohio since 2010  Mercury and Air Toxics Standards (MATS) • Indiana Commission-approved plan to upgrade existing emissions control equipment on coal-fired electric generation • Cash recovery deferred at company’s request Regulatory orders delay the need to file gas base rate cases  In Indiana, no rate cases expected before 7-year term of infrastructure order  In Ohio, no rate case expected prior to expiration of infrastructure recovery under the DRR

31 Other Electric Matters  EPA’s Clean Power Plan Issued June 2, 2014 • Vectren is fully engaged on the proposed plan; we are focused on protecting our customers (bill impacts) and on reducing carbon emissions as details of this rule evolve • Each state has been assigned a carbon intensity reduction goal; for Indiana, the goal is 20% by 2030, although 80% of the reduction is required by 2020 – Vectren’s actions over the last several years have helped reduce Vectren’s CO2 emission rate & significantly reduced Vectren’s tons of CO2 emitted (down 23% since 2005 on a tonnage basis) – Vectren represents less than 6% of total annual Indiana emissions from coal plants – Vectren’s carbon intensity is nearly identical to Indiana average • Expect timely recovery under SB251 (federal mandates) or SB29 (clean coal) for any investments required to comply  SB340 Energy Efficiency • March 2014 legislation ended State-mandated electric DSM programs • Vectren and other Indiana Utilities are still providing company-sponsored programs, recoverable via approved regulatory mechanisms, to promote conservation and customer usage reductions • Legislation is pending in Indiana that would provide for company specific programs as part of the integrated resource planning process and continue to provide for lost margin recovery

Vectren Utility Infrastructure Programs Rick Schach – Senior VP, Utility Operations and President, VUHI

33 Overview Review of Safety Regulations Driving Gas Utility Investments 34 Capital Expenditure Plans • Summary 35 • Bare steel/cast iron replacement program 36 • Gas transmission modernization program 37 • Gas distribution modernization program 39 • Other utility investments 40  Utility Infrastructure Programs - Summary 41

34 Safety Regulations Driving Gas Infrastructure Programs  Pipeline Safety Improvement Act of 2002 – Transmission Integrity Management Program (TIMP)  Pipeline Safety Act of 2006 - Distribution Integrity Management Program (DIMP)  Pipeline Safety, Regulatory Certainty, and Job Creation Act of 2011 – TIMP Update • PHMSA expected to issue additional related rules and regulations by the end of 2015  For both TIMP and DIMP, investment in infrastructure is necessary to either assess the condition of the pipelines or remediate an identified threat • Pipeline Modernization Programs were developed using a risk-based approach  Vectren’s Pipeline Modernization Programs in Indiana and Ohio • Bare Steel & Cast Iron Replacement Program • Gas Transmission Modernization Program • Gas Distribution Modernization Program

35 Utility – Cap Ex  Growth in rate base through 2019 is attributable to investments made under approved regulatory mechanisms  Depreciation & amortization expense of ~$210-240 million per year expected through 2019 • Gas utilities: ~$100-130 million/yr.; Electric: ~$90 million/yr.; Utility shared: ~$20 million/yr. Utility growth driven by expected investments in gas system infrastructure $ in millions 5-Yr Total Utility Cap Ex 2014 2015 2016 2017 2018 2019 2015-2019 Indiana 167$ 165$ 210$ 185$ 160$ 165$ 885$ Ohio 87 105 85 80 90 100 460 Gas Utilities 254$ 270$ 295$ 265$ 250$ 265$ 1,345$ Electric Utility* 96 105 80 80 90 80 435 Utility Shared Assets & Other 24 30 20 15 15 35 115 Utility Consolidated 374$ 405$ 395$ 360$ 355$ 380$ 1,895$ *Approx. $50 million of 2015-2019 electric cap ex expected with recovery/deferral mechanisms Gas Utility Cap Ex with Recovery/Deferral Mechanisms (included in table above) Indiana, Gas Utilities - SB251 80$ 80$ 90$ 85$ 80$ 415$ Indiana, Gas Utilities - SB560 45 60 60 35 40 240 Ohio - Distribution Replacement Rider (DRR) 45 40 40 40 40 205 Ohio - HB95 60 45 40 50 60 255 Subtotal - Gas 230$ 225$ 230$ 210$ 220$ 1,115$ * Forecast * Details in red in the slides that follow

36 Bare Steel/Cast Iron (BSCI) Gas Main Replacement Program BSCI Program began in 2008 and has now accelerated • Total program investment of $1B to retire approximately 1,800 miles of BSCI main and related service lines • Program now expected to replace approximately 140 miles each year • Accomplishments through 2014 – 561 miles of BSCI main infrastructure retired and replaced with plastic – 41,000 service lines replaced – $289M invested • Planned activity 2015 – 2019 – 700 additional miles of main retired / replaced with plastic and 60,000 additional service lines replaced – $400M additional investment • Planned activity beyond 2019 (program expected to continue through 2023) – 550 additional miles of main retired / replaced with plastic and 50,000 additional service lines replaced – Investment expected to continue at ~$80M per year $- $10 $20 $30 $40 $50 $60 $70 $80 $90 '08 '09 '10 '11 '12 '13 '14 '15E '16E '17E '18E '19E mi lli o n s

Gas Transmission Modernization Programs

Background

- TIMP risk-based infrastructure modernization plan developed for the transmission pipeline system (1,000 miles); focuses on integrity assessments of condition of pipeline; integrity digs often required to mitigate identified threats
- Projects are performed in conjunction with integrity assessments; bundling of projects allows for a more efficient execution of construction work

Accomplishments in 2014

- Wide variety of projects completed:
- $42M invested in transmission modernization projects

2014 Transmission Modernization							
Pressure Test	In-line Inspection Retrofit	Casings	Remote Control Valves	Exposures	Obsolete Equipment	Odorizers	Station Rebuild
miles	*miles*	*# of casings*	*# of valves*	*# of projects*	*# of projects*	*# of odorizers*	*# of stations*
48.4	40.4	5	13	5	14	7	6

Planned Activity 2015 – 2019

- Project types and spend similar to 2014 activity
- **$200M** additional investment

2020 and Beyond

- Additional federal regulations anticipated, which will likely result in further capital investments to comply

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38 Case Study - Gas Transmission Modernization Project Evansville, Indiana – Kasson Station & 16” Pipeline (10 miles) • $7M project that addressed several different risk factors by bundling projects into one larger project • Rebuilt entire Kasson Station to allow for in-line inspection (ILI) and improved operation – Rerouted pipe within station to accommodate ILI tools – Installed ILI launcher/receiver – Installed remote controlled valves • Installed launcher/receiver and remote controlled valves at the connecting station • Modified pipeline to allow for in-line inspection – Cut out and replaced non-piggable fittings (sharp radius elbows, non-full opening valves, etc) • Eliminated several exposed areas of pipe and sections of shallow pipe • Pressure tested 10 miles of pipeline • Completed the integrity management assessment of the pipeline In-line inspection launcher/receiver Transmission line replacement

Gas Distribution Modernization Programs

- **Background**
  - DIMP risk based infrastructure modernization plan was developed for the distribution pipeline system (21,000 miles)
  - Plan focuses on the elimination of leaks, replacement of distribution pipe and related equipment, and remediation of known threats to the distribution system
- **Accomplishments in 2014**
  - Wide variety of projects completed:
  - $18M invested in distribution modernization projects

2014 Distribtion Modernization						
Bridge Crossings	Casings	Exposures	Ineffectively Coated Steel	Inside Meters	Obsolete Equipment	Vintage Plastic
# of projects	*# of casings*	*# of projects*	*miles*	*# of meters*	*# of projects*	*miles*
1	10	30	3.6	4909	16	2.9

- **Planned Activity 2015 – 2019**
  - Project types and spend similar to 2014 activity
  - **$100M** additional investment
- **2020 and Beyond**
  - Additional federal regulations anticipated, which will likely result in further capital investments to comply
    - Investment likely continues at $20M per year

39

40 Other Utility Investments in the 5-Year Plan (’15-’19)  Gas Infrastructure Upgrades, Improvements, Relocations, & New Services • $225M for service replacements & system improvements, incl. automated meter reading • $75M for public improvements • $75M for new business/services in Ohio* • $40M for Indiana rural extensions and targeted economic development – Includes gas rural expansion into previously unserved areas in Indiana (part of SB560)  Electric Generation Environmental Regulatory Requirements • Complete trials and implement solution to meet EPA MATS mercury air emissions requirements by April 2015/16 deadlines • Implement SO3 mitigation at Culley plant in 2015 and Brown plant in 2016 • $40-$50M planned to complete these projects in addition to the $40M million spent to date – Indiana Commission approved requested deferred cash recovery * Similar expenditures in Indiana are not covered by regulatory mechanisms and will be recovered in the next base rate case

41 Summary - Utility Infrastructure Programs  Safety Regulations Driving Utility Infrastructure Programs • Further new PHMSA rules related to the 2011 Act expected in late 2015 Utility Growth Driven by Planned Investments in Gas System Infrastructure • BSCI investment continues through 2023 • TIMP and DIMP ongoing  Continued Investment to Meet Electric Generation Environmental Rules • MATS and SO3 driving investment through 2016 • Additional regulations on the horizon – Coal Ash Disposal – Carbon Emissions – Compliance costs with these or any other similar regulations should qualify as federally mandated regulatory requirements and be recoverable under Indiana Senate Bill 251

Brief Q&A

Vectren Energy Services (VESCO) Greg Collins – President, VESCO

44 Overview  Financial Outlook 45  VESCO Business Segments, Customers, & Competitive Overview 46  VESCO Value Proposition 50 Representative Projects 52 Current Market Environment 56  Prospects for Long-Term Growth 59

Positive Financial Outlook for 2015 & Beyond

VECTREN

- **Market appears to have turned a corner after multi-year downturn tied to recession**
  - Record new construction orders in 2014 - $189 million – provides strong backlog to support 2015-16 revenue
  - Even with record new orders in 2014, value of projects awarded but not yet contracted doubled to almost $400 million
- The April 2014 acquisition of Chevron's federal sector energy services unit shows great promise – despite delays in contract signings, the unit has been awarded several large, high profile projects
  - Task orders for projects in current sales funnel are expected to be issued starting in Q2 2015 through 1st half of 2016
  - The scope of two projects originally expected to close in 2015 have now been expanded dramatically, doubling estimated construction value to $100 million; however, the additional design/development work will push closing into '16
  - VESCO is an industry leader in working with utilities to implement energy projects for federal facilities in their service territories – current agreements with 14 utilities, including among others Southern Company, PG&E, TECO, Piedmont Natural Gas and Dominion Virginia Power
- **Now expect VESCO to contribute EPS of approx. $0.01 per share in 2015 vs. loss of $(0.04) per share in 2014 and growing $0.03-0.05 per share thereafter**
  - No benefit from 179D tax deductions assumed in '15; $4.4 million net income impact in '14



Ending Backlog
(in millions)
$250
$200
$150
$100
$50
$-
$72
$144
$190
2013
2014
2015E

Average project construction is 12-18 months (backlog turning into revenue); % of completion method used for rev. recognition

45

46 VESCO at a Glance Primary subsidiary, Energy Systems Group, founded in 1994 Accredited by the National Association of Energy Service Companies (NAESCO) Licensed to do business in 46 states, the U.S. Virgin Islands, and Puerto Rico 275 Employees - 150 Sales/Engr./Proj. Mgt. - 70 O&M Staff Developed $2+ billion in projects for 340+ customers Facilitated in excess of $1 billion of project financing $450+ million in multiple phase (repeat customer) projects Equipment Independent / Vendor Neutral

47 VESCO Business Segments Performance Contracting • Public & Federal Sectors •Design and construction of efficiency projects where savings are used to finance the improvements • Excess savings often used to fund deferred maintenance projects • Solid reputation among customers for innovative solutions and quality work •Key Drivers • Aging infrastructure • Need to reduce operating costs • Lack of capital budgets • Escalating electricity prices • Sustainability initiatives • Strong public policy support • Efficiency is the cheapest resource Sustainable Infrastructure • Public, Private and Federal Sectors •Design and construction of larger scale capital projects •Combined heat and power (CHP) •Anaerobic digesters, landfill gas and other renewable energy projects •Compressed natural gas (CNG) transportation fuel infrastructure •Key Drivers • Prospect of increasing electric rates and stable natural gas prices • Desire for control of energy prices • Electric grid reliability concerns • Increasing environmental regulations (air, water, organic waste) • Advances in technology (microturbines, fuel cells, batteries, etc.) • Corporate and institutional sustainability initiatives Operations & Maintenance •Focus on plants and projects built by VESCO – currently nine locations •Steam, electricity, chilled water and power conditioning •Accounts for approximately 25% of VESCO’s work force •Contributes $20M - $25M of revenue annually •Key Drivers • Customer convenience and risk reduction (focus on core business) • VESCO reduces risks associated with any savings or operations guarantees • Attractive recurring revenue stream • Fed projects often require long-term operations & maintenance agreements

48 Market Sectors and Customers • Municipalities • Water and Wastewater Utilities • Solid Waste Authorities • Colleges / Universities • Hospitals / Healthcare • Commercial & Industrial • Federal • Department of Veterans Affairs • Department of Defense • Colleges / Universities • Municipal Utilities • Hospitals / Healthcare • One of 16 DOE qualified ESCOs • One of 15 ACOE* qualified ESCOs • Department of Energy • Department of Defense • Department of Veterans Affairs • Department of Agriculture • General Services Administration • Utilities • Municipalities • Water and Wastewater Utilities • Electric and Gas Utilities • Solid Waste Authorities • K-12 Schools • State Agencies • Colleges / Universities • Correctional Facilities • Highway Departments • Hospitals / Healthcare Public Sector Federal Sector Sustainable Infrastructure Operations & Maintenance Performance Contracting * US Army Corps of Engineers

49 Performance Contracting Sustainable Infrastructure (CHP, Biomass) Power System Engineering Services ©2014 Navigant Consulting, Inc. All rights reserved. Competitive Landscape

50 Performance Contracting Value Proposition Energy/Utility Costs Energy/Utility Costs Energy/Utility Costs Maintenance Costs Maintenance Costs Maintenance Costs Debt Service Customer Savings Customer Savings Before Project Project Complete Financing Term Complete (Typically 8-12 years) Energy savings are usually guaranteed. Industry-standard Measurement & Verification (M&V) protocols are employed to calculate savings. VESCO has never incurred a significant payout due to missed energy savings guarantees.

51 Projects can include a range of technologies…  Energy efficient lighting  Water conservation measures  HVAC  Building controls systems  Building envelope improvements  Automated metering infrastructure  CNG transportation fueling infrastructure  Distributed generation  Renewable energy (solar PV & wind)  Combined heat and power  Landfill gas to energy  Anaerobic digesters  Microgrids  Energy storage  Secure Energy Enterprise Management …from simple retrofits, to complex systems

52 Northern Illinois University Location: DeKalb, IL Total Construction Value: $59 million  Since 2000, ESG has been awarded 11 projects to implement energy conservation measures and infrastructure improvements across the NIU campus • Measures include: lighting, water conservation, HVAC, building automation controls systems, building envelope improvements, and renewable energy (solar)  Economic Impact:  More than $50 million in total guaranteed energy savings  NIU has reduced its electricity consumption by almost 36,000,000 kWh annually – equivalent to over 3,000 homes annual usage  NIU has reduced its natural gas consumption by over 1,600,000 therms annually – equivalent to almost 2,000 homes annual usage  Environmental Impact: Reducing NIU’s carbon footprint by more than 425,000 metric tons of carbon dioxide, which is equivalent to:  Removal of greenhouse emissions from 73,700 passenger vehicles, or  Planting 103,000 acres of pine trees  NIU has conserved more than 37,000 gallons of water Northern Illinois University DeKalb, Illinois Performance Contracting – Public Sector

Sustainable Infrastructure – Federal Sector

VECTREN

National Interagency Biodefense Campus Central Utility Plant

Location: Fort Detrick, MD

Total Construction Value: ~$180 million in two phases



- **Enhanced Use Lease / Energy Services Agreement**
- **Designed with significant expansion capacity to serve increasing campus and base load**
- **18 MW black-start, island-able Onsite Power Generation Facility**
- **14 MW Rotary Flywheel Power Conditioning Facility**
- **40 MW 35 kV Substation and 40 MW 15 kV Subsurface Distribution**
- **8,600 ton Series Counter Flow Chilled Water Facility**
- **2.5 Million Gallon Thermal Energy Storage(TES) System**
- **196,000 PPH, 125 PSIG Steam Plant**
- **100,000 Gallon Diesel Storage Capacity**





53

54 Frederick-Winchester Service Authority Location: Winchester, VA Total Construction Value: $45 million  Opequon Water Reclamation Facility • Design and construction of anaerobic digesters, combined heat and power plant, energy efficiency and other infrastructure improvements  Reduce the need for future rate increases to citizens • Leveraging the project’s cost savings to cover its debt service  Future savings of $20 million for the Community  A fully upgraded facility • Eliminating the need for another large capital investment in the near future  New capabilities to support future community economic development • Outlet for disposal of organic waste from local food processing industry • Increasing likelihood of securing and increasing jobs and the tax base in Winchester and Frederick County Rendering of the Frederick-Winchester Service Authority – Green Energy Facility Construction Site – Feb. 2015 Sustainable Infrastructure – Public Sector

55 Electricity 12 MW Two Solar (Caterpillar) Gas Turbines – Solar 70 & Solar 40 Dual-Fuel Capability Chilled Water 1,500 Tons (Steam Driven) Steam 250,000 lbs/hr 2 Heat Recovery Steam Generators 3 Package Steam Boilers North Chicago Energy Center 24/7 Critical Care Facility Round-the-clock onsite operations and maintenance serving:  James Lovell VA Medical Center • Electricity • Steam • Chilled Water  John Paul Jones Barracks (Great Lakes Naval Training Center) • Electricity • Chilled Water  VESCO completed two phases of construction in 2003 and 2005. Total $30 million facility, operated since inception. Five-year operations & maintenance contract extension signed at end of 2014 Sale of Excess power:  Provides steam and electricity to the Navy’s Camp John Paul Jones  Registered Qualified Facility (QF); VESCO arranges power sales into PJM market Operations & Maintenance – Federal Sector

56 Current Market Environment  Public Sector • Still recovering from the recession – no longer in crisis mode, but governing bodies continue to be very cautious on significant commitments • Impact is a lengthening sales cycle to accommodate more complex approval processes • Despite earlier concerns, credit quality of customer base remains strong • Deferred maintenance continues to mount, budgets still constrained – performance contracting provides ideal solution  Federal Sector • Unprecedented level of project development activity (even when including the history of the acquired Chevron unit) – President’s “Performance Contracting Challenge” - $4 Billion commitment through 2016, doubled request in 2014 – Military branches’ commitment to energy security drives efficiency, distributed generation, microgrids, etc. • Contracting process has been slow due to inexperienced customer personnel – concerted effort by DOE to address • Lack of Congressional appropriations for needed maintenance, replacement and repair presents an opportunity for companies like VESCO to leverage private investment for financing upgrades  Sustainable Infrastructure • Early stage of development – significant interest, but few contracts to date • Energy cost certainty, grid reliability concerns, increasingly stringent environmental requirements • Evolving regulatory framework, i.e. New York’s Reforming the Energy Vision (REV) initiative, likely to drive improved project economics  Operations & Maintenance • Expect revenue to grow significantly as more federal Energy Savings Performance Contracts and Sustainable Infrastructure projects are completed

57 Typical Project Sales & Delivery Cycle Energy Audit / Customer Drivers RFP/RFQ Proposal Response Contractor Selection / Project Awarded Investment Grade Energy Audit/Scope Development, Contract, and Financing Project Contracted Project Implementation - Project Revenues Recognized Ongoing Services – M&V, O&M, and Future Opportunities Sales Process Backlog 150 Days 120 Days 120 Days – 2 Years 90 Days – 2+ Years Focused efforts to reduce

58 New Orders Up Significantly $0 $50 $100 $150 $200 $250 2009 2010 2011 2012 2013 2014 $129 $188 $122 $111 $91 $222 m ill ion s  Recession hit Public Sector late – delayed somewhat by federal stimulus funds in 2010  But, heavy impact on performance contracting industry in 2011-2013  Mood in market began to improve in 2013, but slow contract closings delayed impact until late in 2014  Record new orders for VESCO in 2014 - $189 million in construction and $33 million in O&M • This, despite delayed new orders from newly acquired Chevron Federal Business Unit  Sales funnel at historic high – almost $400 million in projects awarded but not yet contracted as of 12/31/14  Expect strong sales in Federal Sector during 2015, although still slower than desired Addressing the Sales Cycle Issue • Installed dedicated sales management function in each business unit – concerted effort to significantly expand and actively manage sales funnel • Working with trade and professional organizations such as National Association of ESCOs, Federal Performance Contracting Coalition, and state chapters of the Energy Services Coalition • Focused initiatives within US DOE Federal Energy Management Program (FEMP) to assist federal agencies and state and local governments in streamlining processes

59 Long-Term Industry Outlook Capital budget constraints Focus on energy reliability Environmental conservation – reducing carbon footprints Cost reductions – energy, operational, and maintenance ESCO Revenue by Customer Type, United States: 2010-2020 (Source: Navigant Research) Growth Drivers Renewal of aging infrastructure VESCO’s unique position in the fast growing federal market and its experience in designing, constructing, arranging financing for, and operating large scale infrastructure projects, such as CHP plants, should help VESCO to grow at a faster rate than the ‘market’ over the long term 2014-2019 CAGR: 7.5%

60 VESCO’s Growth Outlook Key Long-Term Growth Initiatives  Focus on continuing to win projects in the growing federal market  Expand the public sector business as demand for energy efficiency projects continues to recover  Grow the sustainable infrastructure segment by leveraging our project expertise  Continue work with customers & trade organizations to shorten the award to contract period  Refine sales management practices and processes to continue expansion of sales funnel across business segments

Vectren Infrastructure Services (VISCO) Doug Banning – President, VISCO

62 Overview  Financial Outlook 63  VISCO Business Segments, Geography, and Services 65 Review of Construction Markets 66 Customers and Competitive Landscape 73  Prospects for Long-Term Growth 76

63 VISCO’s Growth Has Exceeded Expectations, Delivered Solid Value to Shareholders  Expecting VISCO to contribute EPS of approx. $0.57 per share in 2015 (guidance midpt.) vs. $0.52 per share in 2014 and growing $0.05-0.07 per share thereafter 1 After Allocations $98 $122 $119 $133 2012 2013 2014 2015E EBITDA 1 $664 $784 $779 $850 18% 18% 18% 18% 2012 2013 2014 2015E Gross Revenue Gross Margin as % of Gross Revenue In millions In millions

64 VISCO Growth Outlook Continues to be Strong  Demand for construction work expected to remain strong in 2015 • Total estimated backlog of $625 million as of 12/31/2014 compared to $535 million at 12/31/2013 • No significant impact on VISCO’s operations to date from lower oil & natural gas prices; if prices don’t rebound in ‘15, there could be some impact in ’16 – However, see our low risk revenue profile below: All other** ~85% E&P directly- related* ~15% 2015E Revenue Split [% of Total Revenue] Low Risk Revenue Profile  2015E VISCO revenue of ~$850 million • Work directly related to E&P includes many projects that must be completed in near term – to eliminate gas flaring, for example • Any potential impact of low oil prices on demand is expected to lag 8-12 months since many projects have already begun or have near-term start dates • Only ~15% of VISCO 2015E revenue is directly related to E&P work * “E&P directly-related” work is shale-related ** “All other” work represents repair, replacement, integrity, compressor stations, or other work for utilities & pipelines (incl. new pipe) Key Long-Term Growth Driver  Capitalize on demand from the very long construction cycle in the gas distribution, gas and oil transmission, and water/wastewater markets

65 Minnesota Limited Transmission Division Pipeline construction and maintenance in natural gas, oil, and liquids industry President – Chris Leines 25 years industry experience Seasoned management team 2014 peak employment – 1,350 Geographic focus: Midwest, Northeast and Northern US Primary construction services – mainline and gathering pipeline; compressor stations; pump stations; terminal work; tank farms; pipeline maintenance; hydrostatic testing Miller Pipeline Distribution Division Pipeline construction and maintenance in natural gas distribution industry President – Kevin Miller, 30 years industry experience Seasoned management team 2014 peak employment – 2,200 Geographic focus: Eastern half of the US Primary construction services – new mains and services; replacement mains and services; external and internal joint repair; vacuum excavation and horizontal directional drilling Miller Pipeline Water/Wastewater Div. Pipeline construction and repair in water and wastewater pipeline markets President – Chris Schuler, 25 years industry experience Seasoned management team 2014 peak employment – 120 Geographic focus: Midwest and Southern US Primary services – water pipeline construction; wastewater rehab utilizing cured in place pipe, fold in form pipe; internal joint repair and horizontal directional drilling Infrastructure Services at a Glance

66 Gas/Oil/Liquids Transmission Construction – Industry Outlook Our current market Pipeline segment of market is $310B or 48% of the opportunity (Natural gas market increased by approximately $100B from previous INGAA study) Unconventional sources, including Marcellus and Bakken shale reserves, expected to drive pipeline infrastructure expenditures until 2030 Approx. 20% increase over current pipeline capacity will be required to transport new gas supplies to existing markets Market opportunities Acceleration of interstate transmission replacement programs Potential impact of LNG exports NGL and shale oil system build out (replacement for rail) Transmission and high pressure distribution lateral construction Long-term opportunities with integrity and maintenance programs Movement to gas-fired electric generation Segment $B % Pipelines $310 48.3% Lease Equipment Investment $169 26.4% Pipeline / Gathering Assets $47 7.3% Processing / Fractionation Capacity $50 7.8% Gas and Oil Storage $15 2.3% Oil, NGL, and LNG Export Facilities $50 7.8% TOTAL $641 100% INGAA Midstream Infrastructure Study Source: Derived from data in INGAA’s “North American Natural Gas Midstream Infrastructure Through 2035: A Secure Energy Future” Study comparison The $641B of investment estimated in the current study compares to $261B just 3 years ago

67 Gas/Oil/Liquids Transmission Construction – Changes in the market and strategies Changes in market : Shale market driving changes in supply geographically (historically reliant on Mid-Continent, Western Canada, and Rockies) Current estimates for transportation costs using rail, truck or barge adds up to $17 per barrel for oil out of the Bakken region Regulatory environment for approving infrastructure construction (Keystone pipeline project) Strategies: Continued focus on long-term customer relationships for sustainability of future work Target transmission pipelines installed prior to 1960 Continue to develop resources to service shale developments (Bakken, Utica and Marcellus) Continued focus on employee and leadership development Manage growth to assure quality and safety Station Fabrication and Pipeline Construction – Berthold, ND Integrity dig project

68 Our current market State PUC support of gas infrastructure replacement • States in green are most likely to have accelerated infrastructure replacement programs involving multiple utilities • States in yellow will have more sporadic replacement programs. These states are likely to offer more localized opportunities tied to specific utilities or locations • States in blue have most utilities operating under standard 50+ year replacement cycles Market opportunities Reaction to pipeline incidents (San Bruno) will drive accelerated replacement programs Maturing Distribution Integrity Management Programs will provide new opportunities for pipeline replacement Legislative and public focus on infrastructure requirements for economic growth Early replacement of older plastic distribution pipeline Current VISCO distribution construction territory Natural Gas Distribution Construction– Industry Outlook Source: AGA analysis and Continuum Advisory Group proprietary analysis of each state PUC See legend below

69 Natural Gas Distribution Construction – Changes in the Market and Strategies Changes in market : Existing customers seeking to secure construction resources to execute current replacement plans Regulatory environment focused on compliance, quality and safety Pipeline safety legislation will drive increased capital spending to replace aging infrastructure Potential rebirth of manufacturing spurred by cheaper energy Strategies: Focus on long-term customer relationships for sustainability of future work Focus resources on multiple service offerings (pipeline construction, integrity, etc.) to assure long-term growth Capitalize on expanded bare steel cast iron replacement programs for existing customers Geographic presence provides excellent opportunity for growth when housing market returns to normal activity Focus on employee and leadership development Manage growth to assure quality and safety Continued Expansion New Market Opportunities States shaded in grey represent current operations

Industry Changes Create Opportunities

VECTREN

REAFFIRMING OUR OUTLOOK AND OPPORTUNITY

~40% INCREASE IN SPENDING DRIVEN BY…

- Shale gas and oil exploration and expansion
- Interstate transmission network expansion
- Distribution replacement programs start
- DIMP plan preparation

~25% INCREASE IN SPENDING DRIVEN BY…

- Interstate transmission replacement programs accelerating
- DIMP acceleration of activity
- Early distribution plastic pipeline replacement
- Rising natural gas prices increase domestic production



$31 BILLION
2008
$43 BILLION
2013
$43 BILLION
2016
$65 BILLION
2021
$65 BILLION
2025
$80 BILLION
2030

~50% INCREASE IN SPENDING DRIVEN BY…

- Transmission and high pressure distribution lateral construction
- NGL and shale oil system build out (replacement for rail)
- Distribution replacement programs accelerating
- Housing starts accelerating

ESTIMATED ANNNUAL CAPITAL FOR TRANSMISSION AND DISTRIBUTION PIPELINES (SPENDING IN BILLIONS)

Source: Continuum Advisory Group

70

71 Water / Wastewater Rehab Market – Industry Outlook Our current market Capital investment needs for the nation’s wastewater and storm water systems are estimated to total nearly $300 billion over the next twenty years This is twice the current level of investment by all levels of government More than 700 American cities and towns represent a major challenge to the implementation of the Clean Water Act VISCO’s water/wastewater business is expected to have a small impact on 2015 results, but the business serves as a platform for future growth Market opportunities Since 2007, the agencies have signed consent decrees under the Clean Water Act requiring a few of the cities operating publicly-owned treatment works (POTWs) to invest more than $15 billion in new pipes, plant, and equipment to eliminate combined sewer overflows Limited short-term growth expected in market until economic conditions change Miller’s expertise with HDPE (High-Density Polyethylene) installations will provide a competitive advantage in this market Source: Continuum Advisory Group

72 Water / Wastewater Rehab Market– Changes in the Market and Strategies Changes in market : Regulatory agencies seeking to close the gap between capital needs and current spending levels There are an estimated 240,000 water main breaks per year in the United States. Assuming every pipe would need to be replaced, the cost over the coming decades could reach more than $1 trillion Strategies: Utilize expertise in installation of HDPE pipe as market preferences change Focus on project execution by implementing existing best practices used in other operations Continue to develop trenchless technologies to lower cost of installations Expand opportunities close to existing resources and facilities Manage growth to assure great execution, quality and safety Weko seal – internal pipe repair technology EX Method – fold in form pipe installation into existing pipeline

73 Long-Term Customer Relationships Long-term customers Long-term customer relationships are key Relationship with top 10 distribution customers averages ~25 years Reputation for high quality construction work and customer service Shared culture of commitment to safety with our customers Building on our history and reputation, added several significant new customers over the past few years

74 Competitive Landscape Changes in competitive landscape Consolidation continues in our industry Market preference for larger contractors Fragmented market – many small family-owned contractors still servicing geographic territories Competitive advantage Seasoned management team – ability to react to market changes Team has extensive acquisition experience over last several years – six acquisitions (1 large – Minnesota Limited - and 5 small) Diversification of services by market Management focus: Innovation and technology Project execution Continuous improvement program Development of talent Brand recognition in our industry

75 Market Risks and Opportunities Impact of sustained lower oil prices 85% of VISCO’s revenues are not directly related to oil shale E&P Economic changes in our markets typically lag an economic change by 8-12 months due to the fact that many projects have started or planned start dates The Domino effect: • Competitive position could be impacted • Will impact new projects due to the fact that fewer wells will be drilled Other market risks Political environment (Keystone XL approval) EPA – fracking water disposal Seismic activity around wells – Youngstown, OH Industry challenges present VISCO opportunities Availability of qualified contractors and resources LNG exports Flaring regulations in the Bakken (recent law changes) New regulations coming for rail transportation

76 VISCO - Strategically Well-Positioned for Continued Earnings Growth 1,700 2,600 3,200 3,400 3,700 3,900 - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 2010 2011 2012 2013 2014 2015E Infrastructure Services – Peak Employees Key Growth Drivers Capitalize on demand from the very long construction cycle in the gas distribution, gas and oil transmission, and water/wastewater markets Demand for maintenance and replacement work remains strong as utilities continue to announce sizeable pipeline replacement programs High demand for gas & oil transmission pipeline integrity work, and new shale-related pipeline work Organic growth strategy to focus on adding high quality, highly skilled field personnel to serve existing & new customers exceptionally well, in addition to investments in equipment Roughly $50-60 million per year of cap ex expected Growth could include smaller tuck-in acquisitions; key is people/geography

Closing Remarks Carl Chapman – Chairman, President and CEO

Q&A Panel

Appendix

80 Consolidated 2014 Results In millions, except per share amounts 2014 2013 2014 2013 Utility Group 39.8$ 37.2$ 148.4$ 141.8$ Nonutility Group Infrastructure Services 15.5 13.8 43.1 49.0 Energy Services 1.5 3.0 (3.2) 1.0 Coal Mining (1) (4.0) (16.0) Other Businesses (0.4) 0.3 (0.8) (1.0) Nonutility Group (1) 16.6 13.1 39.1 33.0 Corporate and Other (0.2) (0.5) 0.5 (0.7) Earnings (1) 56.2$ 49.8$ 188.0$ 174.1$ Earnings Per Share Utility Group 0.48$ 0.45$ 1.80$ 1.72$ Nonutility Group (1) 0.20 0.16 0.47 0.41 Corporate and Other - (0.01) 0.01 (0.01) EPS (1) 0.68$ 0.60$ 2.28$ 2.12$ Avg Shares Outstanding - Basic 82.6 82.4 82.5 82.3 (1) Excludes Coal Mining Results in 2014 and ProLiance Results in 2013 - Years of Disposition Net Loss Coal Mining 0.3$ (21.1)$ ProLiance -$ (37.5)$ EPS Coal Mining -$ (0.26)$ ProLiance -$ (0.46)$ Ended Dec 31 Ended Dec 31 3 Months 12 Months Appendix

81 Indiana – Infrastructure Recovery Legislation  SB251 Summary (Gas/Electric) • July 2011 legislation allowing for cost recovery, including financing costs, on capital investments needed to comply with defined federal mandates – Cost recovery grants current cash recovery on 80%, with 20% deferred until the next base rate case • Outside of Vectren’s gas utilities, primarily utilized in Indiana for large scale electric projects  SB560 Summary (Gas/Electric) • May 2013 legislation allowing for cost recovery, including financing costs, on eligible transmission, distribution, and storage system improvements – Cost recovery grants current cash recovery on 80%, with 20% deferred until the next base rate case • All major utilities in Indiana have made filings utilizing this legislation, both gas & electric – Vectren has no current plans to file for its electric business • Legislation also adjusts the base rate case methodology for utilities, providing a schedule which will result in an order within 300 days – Also allows the use of a projected or historical test year • Promotes expansion of natural gas service to rural areas  SB29 Summary (Electric) • 2002 legislation allowing for 100% current cost recovery, including financing costs, on clean coal technology installed to reduce emissions • Utilized by all major electric utilities in the state Appendix

82 Ohio – Infrastructure Recovery Legislation  Distribution Replacement Rider (DRR) (Gas) • Initially approved in Vectren’s 2009 rate case, this mechanism grants current cost recovery, including financing costs, on capital investments made in the replacement of bare steel and cast iron mains, and the replacement of other eligible distribution assets – Cost recovery granted on 100% of the investment • Extended for Vectren in 2014, to cover investments made through 2017 • All major gas utilities in Ohio currently utilize or have previously utilized similar mechanisms for distribution infrastructure programs  House Bill 95 (Gas) • July 2011 legislation permitting utilities to implement a capital expenditure program to invest in infrastructure in the state for: – Infrastructure expansion, improvement, or replacement – Install, upgrade, or replace information technology systems – Any program reasonably necessary to comply with any rules, regulations, or orders of the commission or other governmental entity • Program is eligible for deferred accounting authority (depreciation, property taxes and debt-related post in service carrying costs) allowing deferral up to a certain level until a company’s next base rate case; we do not expect to exceed the allowed level • All major gas utilities in Ohio utilize this legislation Appendix

83 Energy Services – Metrics 2015E $ in millions Midpoint 2014 2013 2014 2013 Revenue 220$ 129.8$ 91.3$ 37.3$ 27.5$ Gross Margin as % of Revenue 20% 24% 27% 22% 26% EBITDA (1) 6$ (5.9)$ (8.7)$ (2.6)$ (2.1)$ Interest 1$ 1.2$ 0.5$ 0.3$ 0.2$ 179D Tax Deductions (2) -$ 4.4 7.0 4.4 3.9 Net Income / (Loss) (1) 1$ (3.2)$ 1.0$ 1.5$ 3.0$ Ending Backlog 190$ 144$ 72$ 144$ 72$ New Contracts 240$ 189$ 86$ 57$ 34$ Footnote: 1) After allocations 2) Net income impact, net of consulting expenses Ended Dec 31 12 Months 3 Months Ended Dec 31 Appendix

84 Infrastructure Services – Metrics 2015E $ in millions Midpoint 2014 2013 2014 2013 Gross Revenue 850$ 779.0$ 783.5$ 232.5$ 203.0$ Gross Margin as % of Gross Revenue 18% 18% 18% 18% 20% EBITDA (1) 133$ 118.6$ 122.0$ 37.6$ 34.5$ Depreciation & Amortization 38$ 36.2$ 28.8$ 9.6$ 8.6$ Earnings From Operations (1) 95$ 82.5$ (3) 92.5$ 27.9$ 25.4$ Interest (2) 15$ 10.2$ 9.9$ 3.7$ 2.8$ Net Income (1) 47$ 43.1$ 49.0$ 15.5$ 13.8$ Ending Backlog 625$ 535$ Footnotes: 1) After allocations 2) Additional interest expense allocated in 2015 as a result of the Coal Mining sale in 2014. Opportunity to refinance higher rate nonutility debt to come in Dec. 2015 ($75 million, 5.31%) and Mar. 2016 ($60 million, 6.92%) 3) For the 12 months ended 2014, in addition to weather impacts, also reflects an additional $2.6 million of increased incentive compensation primarily related to stock performance. 12 Months Ended Dec 31 3 Months Ended Dec 31 Appendix

85 Infrastructure Services – Estimated Backlog  General Description of Types of Customer Contracts for Infrastructure Services • Infrastructure Services operates primarily under two types of contracts – blanket contracts and bid contracts. Blanket contracts are ones which a customer is not contractually committed to specific volumes of services, but where we have been chosen to perform work needed by a customer in a given time frame (typically awarded on a yearly basis). Bid contracts are ones which a customer has contractually committed to a specific service to be performed for a specific price, whether in total for a project or on a per unit basis (e.g., per dig or per foot).  General Description of Backlog for Infrastructure Services • Backlog represents an estimate of the amount of gross revenue that we expect to realize from work to be performed in the next 12 months on existing contracts or contracts we reasonably expect to be renewed or awarded based upon recent history or discussions with customers. While there is a reasonable basis to estimate backlog, there can be no assurance as to our customers’ eventual demand for our services each year or, therefore, the accuracy of our estimate of backlog.  Backlog for Infrastructure Services estimated as follows: • For blanket contracts, estimated backlog as of 12/31/2014 is $500 million. This estimate is based upon 80% of a rolling 12-month calculation of gross revenues. An 80% multiplier was used to factor in such unknowns as weather and potential budgetary restrictions of customers. • For bid contracts, estimated backlog as of 12/31/2014 is $125 million. This represents the value remaining on contracts awarded, but not yet completed as of 12/31/2014. • Total estimated backlog as of 12/31/2014: $625 million, compared to $535 million at 12/31/2013 Appendix

86 Non-GAAP Measures The following table reconciles consolidated net income, consolidated basic EPS, and Nonutility Group net income to those results excluding Coal Mining results in 2014 and ProLiance results in 2013, the years of disposition. Note that the Coal Mining and ProLiance results that are excluded below include corporate allocated expenses. Please refer to the following slide for further details regarding the company’s use of Non-GAAP measures. Appendix (In millions, except EPS) GAAP Measure Exclude Coal Mining Results Non- GAAP Measure GAAP Measure Exclude Coal Mining Results Non- GAAP Measure Consolidated Net Income 56.5$ (0.3)$ 56.2$ 166.9$ 21.1$ 188.0$ Basic EPS 0.68$ -$ 0.68$ 2.02$ 0.26$ 2.28$ Nonutility Group Net Income 16.9$ (0.3)$ 16.6$ 18.0$ 21.1$ 39.1$ (In millions, except EPS) GAAP Measure Exclude ProLiance Results Non- GAAP Measure GAAP Measure Exclude ProLiance Results Non- GAAP Measure Consolidated Net Income 49.8$ -$ 49.8$ 136.6$ 37.5$ 174.1$ Basic EPS 0.60$ -$ 0.60$ 1.66$ 0.46$ 2.12$ Nonutility Group Net Income (Loss) 13.1$ -$ 13.1$ (4.5)$ 37.5$ 33.0$ Three Months Ended December 31, 2014 Twelve Months Ended December 31, 2014 Three Months Ended December 31, 2013 Twelve Months Ended December 31, 2013

87 Use of Non-GAAP Performance Measures and Per Share Measures Results Excluding Coal Mining and ProLiance Management uses consolidated net income, consolidated earnings per share, and Nonutility Group net income, excluding the results from Coal Mining in 2014 and ProLiance in 2013, the years of disposition, to evaluate its results. Coal Mining and ProLiance results that are excluded from the GAAP measures are inclusive of holding company costs (corporate allocations, interest and taxes) incurred to date. Management believes analyzing underlying and ongoing business trends is aided by the removal of Coal Mining and ProLiance results in the respective year of disposition and the rationale for using such non-GAAP measures is that, through the disposition of the Coal Mining segment and through the disposition by ProLiance Holdings of certain ProLiance Energy assets, the Company has now exited the coal mining and gas marketing businesses, and provides the best representation of the overall results of the ongoing operations. A material limitation associated with the use of these measures is that the measures that exclude Coal Mining and ProLiance results do not include all costs recognized in accordance with GAAP. Management compensates for this limitation by prominently displaying a reconciliation of these non-GAAP performance measures to their closest GAAP performance measures. This display also provides financial statement users the option of analyzing results as management does or by analyzing GAAP results. Contribution to Vectren's basic EPS Per share earnings contributions of the Utility Group, Nonutility Group excluding Coal Mining results in 2014 and ProLiance results in 2013, the years of disposition, and Corporate and Other are presented and are non-GAAP measures. Such per share amounts are based on the earnings contribution of each group included in the Company’s consolidated results divided by the Company’s basic average shares outstanding during the period. The earnings per share of the groups do not represent a direct legal interest in the assets and liabilities allocated to the groups, but rather represent a direct equity interest in Vectren Corporation's assets and liabilities as a whole. These non-GAAP measures are used by management to evaluate the performance of individual businesses. In addition, other items giving rise to period over period variances, such as weather, may be presented on an after tax and per share basis. These amounts are calculated at a statutory tax rate divided by the Company’s basic average shares outstanding during the period. Accordingly, management believes these measures are useful to investors in understanding each business’ contribution to consolidated earnings per share and in analyzing consolidated period to period changes and the potential for earnings per share contributions in future periods. Reconciliations of the non-GAAP measures to their most closely related GAAP measure of consolidated earnings per share are included throughout this discussion and analysis. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP. Appendix